UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2007

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N
Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry Into a Material Definitive Agreement

See disclosure contained in Item 2.03 below, which is incorporated herein by reference.

ITEM 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

On June 15, 2007, Red Robin Gourmet Burgers, Inc. entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) among the registrant, Red Robin International, Inc., as the borrower, the domestic subsidiaries of the borrower from time to time parties thereto, the lenders parties thereto, Wachovia Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association, and Bank of America, N.A., as Syndication Agents, KeyBank National Association and Suntrust Bank, as Documentation Agents, and Wachovia Capital Markets, LLC, as Lead Arranger and Book Runner.  The Credit Agreement increases the aggregate loan commitments under the existing credit facility from $200 million to $300 million, as well as amends the option to increase the credit facility in the future, subject to lender participation, from $40 million under the existing credit facility to $100 million.  The amended credit facility is comprised of a $150 million term loan and a $150 million revolving line of credit.  The Credit Agreement provides for more favorable borrowing rates and also extends the maturity date to June 15, 2012, with an option to extend the maturity date on the revolving line of credit for up to two additional years at the Company’s request and lenders’ participation.

Red Robin International, Inc. is the borrower under the Credit Agreement, and certain of its subsidiaries and the registrant are guarantors of borrower’s obligations under the Credit Agreement.  Borrowings under the Credit Agreement are secured by substantially all of the assets of the borrower and the guarantors, including the registrant.  Borrowings under the Credit Agreement are available to the borrower to finance restaurant construction and related costs, to refinance certain existing debt, to provide for working capital and general corporate requirements, to finance potential acquisitions relating to the purchase of franchised restaurants and to redeem and/or repurchase shares of capital stock of the registrant, with certain limitations.

A copy of the Amended and Restated Credit Agreement is attached hereto as Exhibit 10.1, and a copy of the Amended and Restated Security Agreement is attached hereto as Exhibit 10.2, both of which are incorporated herein by reference.

ITEM 7.01    Regulation FD Disclosure

On June 21, 2007, Red Robin Gourmet Burgers, Inc. issued a press release announcing the closing of the Amended and Restated Credit Agreement and announcing the consummation of its previously announced acquisition of certain franchised Red Robin® restaurants in the State of California.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the

Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated June 15, 2007

10.2	Amended and Restated Security Agreement, dated June 15, 2007

99.1	Red Robin Gourmet Burgers, Inc., Press Release dated June 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 21, 2007

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ ANNITA M. MENOGAN
Name:	Annita M. Menogan
Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated June 15, 2007

10.2	Amended and Restated Security Agreement, dated June 15, 2007

99.1	Red Robin Gourmet Burgers, Inc., Press Release dated June 21, 2007